Significant accounting policies (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Significant accounting policies
Schedule of securities excluded from the computation of diluted loss per share

The following securities were excluded from the computation of diluted net loss per share attributable to common shareholders for the nine months ended September 30, 2022 and 2021, because including them would have been anti-dilutive:

	September 30,
	2022	2021
Preferred stock	—	1,557,435
Series X preferred stock	863,162	—
Unvested restricted stock units	1,582,220	1,377,999
Common stock warrants	587,497	1,034,176
SAFE investment	—	414,808
Convertible notes	37,259	—
Total	3,070,138	4,384,418

	December 31,
	2021	2020
Preferred stock	1,557,435	1,557,435
Unvested restricted stock units	—	1,377,999
Common stock warrants	1,034,176	1,034,176
Convertible notes	—	1,034,177
SAFE investment(1)	414,808	—
Total	3,006,419	5,003,787
(1)	SAFE investment